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                                                                     Exhibit 23


                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-64187) pertaining to The Lincoln Electric Company Employee Savings Plans of our report dated June 6, 1997, with respect to the financial statements and schedules of The Lincoln Electric Company Employee Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1996.




                                                              Ernst & Young LLP


Cleveland, Ohio
June 26, 1997